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                                                                  Exhibit (5)(a)

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(NEW YORK LIFE LOGO)                     APPLICATION FOR DEFERRED VARIABLE ANNUITIES TO:
      Annuities         NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (NYLIAC) (A DELAWARE CORPORATION)
  EXECUTIVE OFFICE: [51 Madison Avenue, New York, NY 10010]   HOME OFFICE: [200 Continental Drive, Suite 306, Newark, DE 19713]

                                                                                                            PLEASE PRINT OR TYPE
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1. PRODUCT SELECTION (Choose ONE annuity product below. All products may not be available in all jurisdictions.)

[ ] NEW YORK LIFE PREMIER PLUS VARIABLE ANNUITY (PPVA)               [ ] NEW YORK LIFE PREMIER VARIABLE ANNUITY (PVA)

          FOR PPVA OR PVA ONLY, you MUST check one box below for the M&E charge option.

                               M&E Charge based on: ___ Accumulation Value   ___ Adjusted Premium*

                    *NOTE: TSA LOANS ARE NOT AVAILABLE IF YOU ELECT THE M&E CHARGE BASED ON ADJUSTED PREMIUM.

[ ] NEW YORK LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY (FPVA)           [ ] NEW YORK LIFE COMPLETE ACCESS VARIABLE ANNUITY (CAVA)**

                                                                     **  TSA Loans not available for this product.

                           Annuity Commencement At [The Later Of Age 90 Or 10 Years] For All Products
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2. OWNER IS THE OWNER A GRANTOR TRUST? [ ] Yes [ ] No

Name (First, Middle Initial, Last, Suffix)                               [ ] Male     Date of Birth (mm/dd/yyyy)
                                                                         [ ] Female
                                                                                      ------------------------------------------
                                                                                      Social Security No. or Tax ID No.

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Residence: Street     City     State     Country     Zip                 Telephone No.
                                                                         Day: ( )             Evening: ( )
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                                                                         Relationship to Annuitant   Country of Citizenship
                                                                                                     [ ] U.S. Other_____________
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JOINT OWNER (if applicable) Name (First, Middle Initial, Last, Suffix)   [ ] Male     Date of Birth (mm/dd/yyyy)
                                                                         [ ] Female
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Relationship to Owner                              Country of Citizenship              Social Security No. or Tax ID No.
                                                   [ ] U.S. Other___________________
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3. ANNUITANT IF SAME AS OWNER, CHECK HERE [ ]. (OTHERWISE, COMPLETE THIS SECTION.)

Name (First, Middle Initial, Last, Suffix)                               [ ] Male     Date of Birth (mm/dd/yyyy)
                                                                         [ ] Female
                                                                                      ------------------------------------------
                                                                                      Social Security No. or Tax ID No.

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Residence: Street     City     State     Country     Zip Code            Country of Citizenship
                                                                         [ ] U.S. Other__________________________
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4. PREMIUM AMOUNT (If applicable, attach check payable to NYLIAC.)

A. PREMIUM AMOUNT   B. FLEXIBLE PREMIUM (FPVA Only) Check one box below:
                    [[ ] Check-O-Matic (Submit Form 18492) [ ] Employer Billing Arrangement (Submit Form 18483 for SEP and
[$______________]   SIMPLE plans or Form 18600 for TSA plans)
                    Scheduled Flexible Premium Amount $_____________________]
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5. BENEFICIARY(IES) (Note: Primary and Contingent Beneficiary designations must each total 100%.) Please use Section 8 for additional Beneficiary information. [ ] SURVIVING SPOUSE UNDER JOINT SPOUSAL OWNERSHIP (FOR NON-QUALIFIED PLAN ONLY) (If yes,
complete below ONLY for CONTINGENT beneficiaries). The Surviving Spouse designation is available only if (i) spouses are Joint
Owners and (ii) upon the death of either spouse, the surviving spouse wants the option to continue the policy as the sole Owner and, if applicable, the Annuitant..
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CLASS            Name (First, Middle Initial, Last)                                 Relationship to Owner      Percentage (%)
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[ ] Primary
[ ] Contingent
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[ ] Primary
[ ] Contingent
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[ ] Primary
[ ] Contingent
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6. PLAN TYPE (Choose ONE plan and complete the appropriate section and applicable transfer/exchange form.)

[[ ] NON-QUALIFIED]   Is this a 1035 Exchange? [ ] Yes   [ ] No   What is the Cost Basis?   $_________________

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[[ ] IRA]        [[ ] ROTH IRA]    Current Year Contribution   Prior Year Contribution   [ ] Transfer or [ ] Rollover
[[ ] SEP IRA]    [[ ] SIMPLE IRA]  $________ Year _______      $_______ Year _______     $___________________
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[[ ] INHERITED IRA] (not   Transfer Amount
available on FPVA)         $
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[[ ] 403(b)(TSA)*]   Is this an ERISA Plan? [ ] Yes [ ] No                                Transfer Amount
(Non-ERISA Only)     NOTE: 403(B)(TSA) NOT AVAILABLE IF IT IS SUBJECT TO ERISA.           $
                     EMPLOYEE SHOULD ASK EMPLOYER IF PLAN IS SUBJECT TO ERISA.
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[*NOTE: TSA LOANS ARE ONLY AVAILABLE FOR THOSE PRODUCTS WHERE THE MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE COSTS CHARGE IS
DETERMINED BASED ON THE VARIABLE ACCUMULATION VALUE, EXCEPT CAVA.]
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7. OPTIONAL RIDER(S) These riders provide benefits for a charge that may vary. Refer to the terms described in the prospectus and in the rider(s) that will be attached to your Policy, if selected here. All riders may not be available for all products and/or jurisdictions.

[[ ] (ADBR) Annual Death Benefit Reset   [ ] (IPP) Investment Protection Plan     [ ] (EBB) Enhanced Beneficiary Benefit]
     (Not available with FPVA)               (Not available with FPVA and CAVA)

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8. ADDITIONAL INFORMATION (Attach a separate sheet if additional space is needed.)

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9. FRAUD AND DISCLOSURE STATEMENTS FOR THE FOLLOWING JURISDICTIONS

RESIDENTS OF JURISDICTIONS OTHER THAN THE DISTRICT OF COLUMBIA, COLORADO, MASSACHUSETTS, OKLAHOMA, VERMONT AND VIRGINIA: ANY
PERSON WHO KNOWINGLY AND WITH THE INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN APPLICATION FOR INSURANCE OR
STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION, OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION
CONCERNING ANY FACT MATERIAL THERETO, COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME AND SUBJECTS SUCH PERSON TO CRIMINAL
AND CIVIL PENALTIES. FOR RESIDENTS OTHER THAN PENNSYLVANIA THE FOLLOWING ALSO APPLIES: PENALTIES MAY INCLUDE IMPRISONMENT,
FINES, OR A DENIAL OF INSURANCE BENEFITS IF A PERSON PROVIDES FALSE INFORMATION.

COLORADO: IT IS UNLAWFUL TO KNOWINGLY PROVIDE FALSE, INCOMPLETE, OR MISLEADING FACTS OR INFORMATION TO AN INSURANCE COMPANY FOR
THE PURPOSE OF DEFRAUDING OR ATTEMPTING TO DEFRAUD THE COMPANY. PENALTIES MAY INCLUDE IMPRISONMENT, FINES, DENIAL OF INSURANCE,
AND CIVIL DAMAGES. ANY INSURANCE COMPANY OR AGENT OF AN INSURANCE COMPANY WHO KNOWINGLY PROVIDES FALSE, INCOMPLETE, OR
MISLEADING FACTS OR INFORMATION TO A POLICYHOLDER OR CLAIMANT FOR THE PURPOSE OF DEFRAUDING OR ATTEMPTING TO DEFRAUD THE
POLICYHOLDER OR CLAIMANT WITH REGARD TO A SETTLEMENT OR AWARD PAYABLE FROM INSURANCE PROCEEDS SHALL BE REPORTED TO THE COLORADO
DIVISION OF INSURANCE WITHIN THE DEPARTMENT OF REGULATORY AGENCIES.

RESIDENTS OF THE DISTRICT OF COLUMBIA:

WARNING: IT IS A CRIME TO PROVIDE FALSE OR MISLEADING INFORMATION TO AN INSURER FOR THE PURPOSE OF DEFRAUDING THE INSURER OR ANY
OTHER PERSON. PENALTIES INCLUDE IMPRISONMENT AND/OR FINES. IN ADDITION, AN INSURER MAY DENY INSURANCE BENEFITS, IF FALSE
INFORMATION MATERIALLY RELATED TO A CLAIM WAS PROVIDED BY THE APPLICANT.

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10. SIGNATURES (READ STATEMENT AND SIGN BELOW.)

I/We agree that: (1) All answers to questions and statements in this application are true to the best of the knowledge and belief of those who made and recorded them. (2) This policy will not become effective unless it is delivered to the Owner while the Owner and the Annuitant are living. (3) Unless otherwise indicated below, the Owner of this policy is the Applicant. (4)
Under penalties of perjury, the Taxpayer Identification Number(s) provided on this application are certified to be correct. (5)
No Registered Representative is authorized to accept risks, make or change this application or any policy issued by the Company, or give up any of the Owner's rights or requirements. BENEFITS BASED ON THE PERFORMANCE OF THE SEPARATE ACCOUNTS ARE VARIABLE
AND ARE NOT GUARANTEED AS TO THE DOLLAR AMOUNT.

Signed at                                                                     On
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                                    (City/State)                                                   (MM/DD/YYYY)

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(Triangle) Owner's Signature                                           (Triangle) Joint Owner's Signature (if applicable)

-----------------------------------------------    -----------------------------------------------    --------------------------
(Triangle) Annuitant's Signature (if other than    (Triangle) Applicant's Signature (if other than    Applicant's Printed Name
Owner)                                             Owner)

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(Triangle) Agent's/ Registered Rep.'s Signature                        Agent's/ Registered Rep.'s Printed Name

------------------------------------------   ------------------------------------------   --------------------------------------
Agent's/ Registered Rep.'s Tel. No.          Agent's/ Registered Rep.'s Code No.          State/License No.

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General Office Name/No.                                               (Triangle) Lic. Resident Agent Countersignature

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                                                                                              "Date Received" Stamp Here
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